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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 1999



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


           Minnesota                 013994              41-1356476
           ---------                 ------              ----------
 (State or other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)          File Number)       Identification No.)


            605 N. Highway #169
           Minneapolis, Minnesota                    55441
           ----------------------                    -----
            (Address of principal                  (Zip Code)
             executive offices)


       Registrant's telephone number, including area code: (612) 797-6000

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                                    FORM 8-K


Item 5. Other Events.

     On May 13, 1999, the shareholders of Computer Network Technology Corporation, a Minnesota corporation (the "Corporation"), duly approved an amendment to Subsection 3.01 of Article III of the Corporation's Restated Articles of Incorporation to increase the authorized number of shares of Common Stock to 100,000,000. The Articles of Amendment of the Restated Articles of Incorporation of the Corporation evidencing such amendment were filed with the Secretary of State of Minnesota on May 20, 1999.

     The Company is also filing herewith its by-laws and all amendments thereto in electronic form.

Item 7. Exhibits

          (c)  Exhibits

               Exhibit 3(i)-1 Articles of Amendment of the Second Restated Articles of Incorporation of the Corporation.

               Exhibit 3(i)-2 The Second Restated Articles of Incorporation of the Corporation.

               Exhibit 3(i)-3 Form of Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit A of Exhibit 1 to Form 8-A dated July 29, 1998).

               Exhibit 3(ii)-1    By-laws of the Company.

               Exhibit 3(ii)-2 First Amendment to By-laws of the Company (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K dated July 29,
                                  1998).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         COMPUTER NETWORK TECHNOLOGY CORPORATION

                                         By    /s/ Gregory T. Barnum
                                           ------------------------------------
                                           Gregory T. Barnum
                                           Its Chief Financial Officer


Date: May 24, 1999

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                                  EXHIBIT INDEX


Exhibit...............................................................Page No.
-------                                                               --------

3(i)-1     Articles of Amendment of the Restated
           Articles of Incorporation of the Corporation....Electronically Filed
                                                                       Herewith

3(i)-2     The Second Restated Articles of Incorporation
           of the Corporation..............................Electronically Filed
                                                                       Herewith

3(i)-3     Form of Certificate of Designations, Preferences
           and Rights of Series A Junior Participating
           Preferred Stock (incorporated by reference to
           Exhibit A of Exhibit 1 to form 8-A dated
           July 29, 1998)......................................Previously Filed
                                                                 Electronically

3(ii)-1    Bylaws of the Company...........................Electronically Filed
                                                                       Herewith

3(ii)-2    First Amendment to Bylaws of the Company
           (incorporated by reference to Exhibit 3.1 to
           Current Report on Form 8-K dated July 29, 1998).....Previously Filed
                                                                 Electronically

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